Exhibit 1(b)

                  Fleet Financial Group, Inc.

                        $1,126,900,000
               Senior Medium-Term Notes, Series H
            Subordinated Medium-Term Notes, Series I
              Due from Nine Months to Thirty Years
                       from Date of Issue

                     Distribution Agreement


                             November 28, 1994
                             New York, New York


Fleet Bank of Massachusetts,
 National Association
75 State Street
Boston, MA  02109

Ladies and Gentlemen:

    Fleet Financial Group, Inc., a Rhode Island corporation (the "Company"), confirms its agreement with you with respect to the issue and sale by the Company of up to $1,126,900,000 aggregate principal amount of its Senior Medium-Term Notes, Series H and Subordinated Medium-Term Notes, Series I (respectively, the "Senior Notes" and the "Subordinated Notes"), Due Nine Months or More from Date of Issue (collectively, the "Notes"). The Senior Notes are to be issued under an indenture dated as of October 1, 1992 (the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Senior Trustee" or "First Chicago"). The Subordinated Notes are to be issued under an indenture dated as of October 1, 1992, between the Company and First Chicago as trustee (the "Subordinated Trustee" and, collectively with the Senior Trustee, the "Trustee"), as supplemented by a first supplemental indenture dated as of November 30, 1992, between the Company and the Subordinated Trustee (as so supplemented, the "Subordinated Indenture" and collectively with the Senior Indenture, the "Indentures"). The Notes to be sold by you will be issued in minimum denominations of $150,000 or any amount in excess thereof which is an integral multiple of $1,000, will be issued only in fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms set forth in a supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the applicable Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibits A and B (the "Procedures") . The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Trustee.

    1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File
Number: 33-55555), including a basic prospectus, which also constitutes pursuant to Rule 429 under the Act Post-Effective Amendment 5 No. 1 to registration statements on such Form (File
Numbers: 33-50214 and 33-50216) and which become effective, for the registration under the Act of securities (the "Securities"), including the Notes, in an aggregate principal amount of $1,126,900,000. Such registration statements, as amended at the date of this Agreement, meet the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and comply in all other material respects with said Rule. The Company has included in such registration statements, as amended at the date of this Agreement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement specifying the interest rates, maturity dates and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof.

         (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, on each day of an Offering Period (referred to below) and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and each Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by you specifically for inclusion in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

         (c) As of the time any Notes are issued and sold hereunder, each Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the applicable Indenture.

         (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statements referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

    2. Appointment of Agent; Solicitation by the Agent of Offers to Purchase. Subject to the terms and conditions set forth herein, the Company hereby authorizes the Agent to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company. The Company shall notify the Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agent (each period, commencing with such notification and ending at such time as the authorization for offers and sales through the Agent shall have been suspended by the Company or the Agent as provided hereunder, being referred to as an "Offering Period").

    On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, the Agent agrees, solely as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes during each Offering Period from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Under no circumstances will the Agent be obligated to purchase any Notes for its own account.

    The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. The Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein.

    The Company reserves the right, in its sole discretion, to instruct the Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

    The Company agrees to pay the Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by the Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

    Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by the Agent for the Company at such time and in such amounts as the Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through the Agent; provided, however, that so long as this Agreement shall be in effect, the Company shall not solicit or accept offers to purchase Notes through the agent other than the Agent, an affiliate of the Company, or any of Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., which have entered into a Selling Distribution Agreement with the Company providing for the sale of Notes on terms and conditions substantially similar to those contained herein, unless such solicitation or acceptance is on terms with respect to commissions substantially similar to those set forth in
Schedule I hereto and the Company shall give the Agent reasonable notice of the appointment of such agent for the purpose of soliciting the Notes.

    3. Offering and Sale of Notes. The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

    4.  Agreements.  The Company agrees with you that:

         (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished you a copy for your review prior to filing and given you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to the termination of the offering of the Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

         (c) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to you copies of such documents. In addition, on the date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to you the information contained or to be contained in such announcement. The Company also will furnish to you copies of all other press releases or announcements to the general public of a financial nature. The Company will immediately notify you of (i) any downgrading in the rating of the Notes or any other debt securities of the Company, or the announcement that the Notes or any other debt securities of the Company have been placed on a "watchlist" with negative implications, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, as soon as the Company learns of any such decrease or notice, as soon as the Company learns of any such downgrading or announcement.

         (d) As soon as practicable, the Company will make generally available to its security holders and to you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (e) The Company will furnish to you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

         (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

         (g)  The Company shall furnish to you such
information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indentures, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request.

         (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, each Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, (ii) reimburse you on a monthly basis for all out-of-pocket expenses incurred by you in connection with this Agreement and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

         (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statement.

         (j) Prior to the commencement of the first Offering Period subsequent to each time, and subsequent to each time during any Offering Period, that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will deliver or cause to be delivered promptly to you a certificate of the Company, signed by the Chairman of the Board, or the President, or any Executive Vice President and the principal financial or accounting officer or Treasurer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in
Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

         (k) Prior to the commencement of the first Offering Period subsequent to each time, and subsequent to each time during any Offering Period, each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in your reasonable judgment, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished promptly to you a written opinion of counsel of the Company satisfactory to you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to you, of the same tenor as the opinion referred to in Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

         (l) Prior to the commencement of the first Offering Period subsequent to each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information, and each time during any Offering Period that the Registration Statement or Prospectus is so amended or supplemented, the Company shall cause its independent public accountants promptly to furnish you a letter, dated the date of the commencement of such Offering Period or the date of the effectiveness of such amendment or the date of the filing of such supplement, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, that in no event will the Company accept any offer to purchase Notes unless such letter shall have been delivered; provided, further, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in your reasonable judgment, such letter should cover other information or changes in specified financial statement line items.

    (m) The Company confirms as of the date hereof that it has complied with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

    5. Conditions to the Obligations of the Agent. The obligations of the Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to the Agent the opinion of Edwards & Angell, counsel for the Company, dated the Execution Time, to the effect that:

         (i)  each of the Company and Fleet National Bank
    (the "Bank") and any other subsidiary or subsidiaries which the Agent may reasonably request (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation or national association in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company is qualified to do business as a foreign corporation under the laws of the State of New York; except as stated above, none of the Company or the Bank is required to be qualified to do business as a foreign corporation under the laws of any other jurisdiction;
    and the Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

         (ii) all the outstanding shares of capital stock of the Bank and such Subsidiaries have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. Section 55) nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Bank and such Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

         (iii) each Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding agreement enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to the availability of equitable remedies which are discretionary with the courts);

         (iv) the Notes have been duly authorized as a series of Debt Securities under the applicable
    Indenture, are in the forms provided for by resolutions of the Board of Directors of the Company adopted pursuant to such Indenture, conform to the description thereof contained in the Prospectus, and, when executed and authenticated in accordance with the provisions of the applicable Indenture and delivered to and paid for by the purchasers, will constitute valid and binding obligations of the Company entitled to the benefits of the applicable Indenture;

         (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration
    Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

         (vi)  the Registration Statement and any
    amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration
    Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial data contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective and at the date of this Agreement (or, in the case of any opinion delivered pursuant to Section 4(k) or Section 6, the date of such subsequently delivered opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented to the date of such opinion, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (vii) this Agreement has been duly authorized, executed and delivered by the Company;

         (viii)  no consent, approval, authorization or
    order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

         (ix) neither the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

         (x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

    In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Rhode Island or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent and
(B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

         (c)  [Intentionally omitted]

         (d) The Company shall have furnished to the Agent a certificate of the Company, signed by the Chairman of the Board, or the President, or any Executive Vice President and the principal financial or accounting officer or Treasurer of the Company, dated the Execution Time, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

         (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agent to solicit offers to purchase the Notes;

         (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

         (iii)  since the date of the most recent
    financial statements included in the Prospectus
    (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (e) Prior to the Execution Time, the Company shall have furnished to the Agent such further information, documents, certificates and opinions of counsel as the Agent may reasonably request.

    The documents required to be delivered by this Section 5
shall be delivered at the office of Edwards & Angell, 2700
Hospital Trust Tower, Providence, Rhode Island 02903, on the date hereof.

    6. Right of Person Who Agreed to Purchase to Refuse to Purchase. (a) The Company agrees that any person who has agreed to purchase and pay for any Note, shall have the right to refuse to purchase such Note if (i) at the Closing Date therefor, any condition set forth in Section 5 (except that references to the Prospectus shall be to the Prospectus as supplemented at the Closing Date) shall not be satisfied, (ii) subsequent to the agreement to purchase such Note, any change, or any development with respect to the Company involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries shall have occurred the effect of which is, in the judgment of the Agent, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note or (iii) subsequent to the agreement to purchase such Note, (w) there shall have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service or Standard & Poor's Corporation (each a "Rating Agency") or any such Rating Agency shall publicly announce that it has placed any of such debt securities on a "watchlist" with negative implications, (x) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (y) a banking moratorium shall have been declared either by Federal, Rhode Island or New York State authorities, or (z) there shall have occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets or the United States is such as to make it, in the judgment of the Agent, impracticable to market such Notes (it being understood that under no circumstance shall the Agent have any duty or obligation to exercise any judgment permitted to be exercised pursuant to this Section 6(a)).

         (b) The Company further agrees to notify the Agent upon the occurrence of any change, condition or development contemplated by Section 6(a)(ii) or (iii).

    7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless you and each person who controls you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Prospectus or any preliminary Prospectus shall not inure to the benefit of you (or any person controlling you) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus or any preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) You agree to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to you furnished to the Company by you specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the last sentence of the ninth paragraph under the heading "Plan of Distribution" of the Prospectus Supplement relating to purchases and sales of Notes in the secondary market constitute the only information furnished in writing by you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission, without prejudice, so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by you in the case of paragraph (a) of this
Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or
(iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) If for any reason the indemnification provided for in paragraph (a) of this Section 7 is due in accordance with its terms but is held by a court to be unavailable from the Company on grounds of policy or otherwise, you shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and you may be subject in an amount not in excess of the commissions received by you in connection with the Notes from which such losses, claims, damages and liabilities arise unless you were guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act). For purposes of this Section 7, each person who controls you within the meaning of the Act shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d).

    8. Termination. This Agreement will continue in effect until terminated as provided in this Section 8. This Agreement may be terminated by either the Company or you, giving written notice to the other party of such termination. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of
Section 2(a), Section 4(b), Section 4(h), Section 7 and Section
9. The provisions of this Agreement (including without limitation Section 6 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement.

    9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 7 hereof shall survive the termination or cancellation of this Agreement.

    10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you, will be mailed, delivered or telegraphed and confirmed to you, at the address set forth above, attention of Carl F. Woodbury, Senior Vice President; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 50 Kennedy Plaza, Providence, Rhode Island 02903, attention of the Senior Vice President and General Counsel.

    11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder, except for the right of a person who has agreed to purchase a Note to refuse to purchase such Note as provided in Section 6 hereof.

    12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New
York.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.


                                  Very truly yours,

                                  FLEET FINANCIAL GROUP, INC.


                                  By:
                                       Douglas L. Jacobs
                                       Vice President-Finance


The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.


FLEET BANK OF MASSACHUSETTS,
  NATIONAL ASSOCIATION


By:
    Carl F. Woodbury
    Senior Vice President

                           SCHEDULE I


Commission:

    The Company agrees to pay the Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by the Agent:

Term                                      Commission Rate

From 9 months to less than 1 year              .125%
From 1 year to less than 18 months             .150%
From 18 months to less than 2 years            .200%
From 2 years to less than 3 years              .250%
From 3 years to less than 4 years              .350%
From 4 years to less than 5 years              .450%
From 5 years to less than 6 years              .500%
From 6 years to less than 7 years              .550%
From 7 years to less than 10 years             .600%
From 10 years to less than 15 years            .625%
From 15 years to less than 20 years            .700%
From 20 years to and including 30 years        .750%
Over 30 years                                  to be negotiated

                                                      EXHIBIT A


                  Fleet Financial Group, Inc.

         Medium-Term Note Administrative Procedures
                   November 18, 1994


    The Senior Medium-Term Notes, Series H and Subordinated Medium-Term Notes, Series I (respectively, the "Senior Notes" and the "Subordinated Notes"), Due Nine Months or More from Date of Issue (collectively the "Notes") of Fleet Financial Group, Inc. (the "Company"), are to be offered on a continuing basis. Fleet Bank of Massachusetts, National Association, as agent (the "Agent"), has agreed to solicit purchases of Notes issued in fully registered form. In addition, Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., and J.P. Morgan Securities Inc. will be acting as agent pursuant to a selling agency agreement dated as of the date hereof. The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agent dated the date hereof (the "Distribution Agreement"). The Senior Notes will rank equally with all other unsecured and unsubordinated debt of the Company. The Subordinated Notes will be subordinate and junior in right of payment to all Senior Indebtedness and Other Financial Obligations of the Company, to the extent and in the manner set forth in the Subordinated Indenture. The Notes have been registered with the Securities and Exchange Commission (the "Commission"). The Senior Notes will be issued under an indenture dated as of October 1, 1992 (the "Senior Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Senior Trustee" or "First Chicago"). The Subordinated Notes will be issued under an indenture dated as of October 1, 1992, between the Company and First Chicago (the "Subordinated Trustee" and collectively with the Senior Trustee, the "Trustee) as trustee, as supplemented by a first supplemental indenture dated as of November 30, 1992, between the Company and the Subordinated Trustee (as so supplemented, the "Subordinated Indenture" and collectively with the Senior Indenture, the "Indentures"). Unless otherwise provided, the Trustee will be the paying agent for the Notes.

    Each Note will be represented by a Global Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

    The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustee in writing of those persons handling administrative responsibilities with whom the Agent and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

    Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in below, as adjusted in accordance with changes in DTC's operating requirements. Unless otherwise defined herein, terms defined in the applicable Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the applicable Indenture, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the applicable Indenture, DTC's operating requirements and the Distribution Agreement shall control.

             Administrative Procedures for
                      Book-Entry Notes

    In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated as of May 26, 1989, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

    Issuance:                 On any date of settlement (as
                              defined under "Settlement" below)
                              for one or more Book-Entry Notes,
                              the Company will issue a single
                              global security in fully
                              registered form without coupons
                              (a "Global Security")
                              representing up to $150,000,000
                              principal amount of all such
                              Book-Entry Notes that have the
                              same rank (senior or
                              subordinated), original issue
                              date, original issue discount
                              provisions, if any, Interest
                              Payment Dates, Regular Record
                              Dates, Interest Payment Period,
                              redemption provisions, if any,
                              Maturity Date, and, in the case
                              of Fixed Rate Notes, interest
                              rate, or, in the case of Floating
                              Rate Notes, initial interest
                              rate, Base Rate, Index Maturity,
                              Interest Reset Period, Interest
                              Reset Dates, Spread and/or Spread
                              Multiplier, if any, minimum
                              interest rate, if any, and
                              maximum interest rate, if any
                              (collectively , the "Terms").
                              Each Global Security will be
                              dated and issued as of the date
                              of its authentication by the
                              Trustee.  Each Global Security
                              will bear an original issue date,
                              which will be (i) with respect to
                              an original Global Security (or
                              any portion thereof), the
                              original issue date specified in
                              such Global Security and (ii)
                              following a consolidation of
                              Global Securities, with respect
                              to the Global Security resulting
                              from such consolidation, the most
                              recent Interest Payment Date to
                              which interest has been paid or
                              duly provided for on the
                              predecessor Global Securities,
                              regardless of the date of
                              authentication of such resulting
                              Global Security.  No Global
                              Security will represent (i) both
                              Fixed Rate and Floating Rate
                              Book-Entry Notes or (ii) any
                              Certificated Note.

    Identification
    Numbers:                  The Company has arranged with the
                              CUSIP Service Bureau of
                              Standard & Poor's Corporation
                              (the "CUSIP Service Bureau") for
                              the reservation of two  series of
                              CUSIP numbers, each of which
                              series consists of approximately
                              900 CUSIP numbers and relates to
                              Global Securities representing
                              Book-Entry Notes and book-entry
                              medium-term notes issued by the
                              Company with other series
                              designations.  The Company has
                              obtained from the CUSIP Service
                              Bureau a written list of such
                              reserved CUSIP numbers, which the
                              Company shall deliver to the
                              Trustee and DTC.  The Company
                              will assign CUSIP numbers to
                              Global Securities as described
                              below under Settlement Procedure
                              "B".  DTC will notify the CUSIP
                              Service Bureau periodically of
                              the CUSIP numbers that the
                              Company has assigned to Global
                              Securities.  At any time when
                              fewer than 100 of the reserved
                              CUSIP numbers remain unassigned
                              to Global Securities for either
                              series, if it deems necessary,
                              the Company will reserve
                              additional CUSIP numbers for
                              assignment to Global Securities.
                              Upon obtaining such additional
                              CUSIP numbers, the Company shall
                              deliver a list of such additional
                              CUSIP numbers to the Trustee and
                              DTC.

    Registration:             Global Securities will be issued
                              only in fully registered form
                              without coupons.  Each Global
                              Security will be registered in
                              the name of CEDE & CO., as
                              nominee for DTC, on the
                              securities register for the Notes
                              maintained under the applicable
                              Indenture.  The beneficial owner
                              of a Book-Entry Note (or one or
                              more indirect participants in DTC
                              designated by such owner) will
                              designate one or more
                              participants in DTC (with respect
                              to such Book-Entry Note, the
                              "Participants") to act as agent
                              for such owner in connection with
                              the book-entry system maintained
                              by DTC, and DTC will record in
                              book-entry form, in accordance
                              with instructions provided by
                              such Participants, a credit
                              balance with respect to such
                              beneficial owner in such
                              Book-Entry Note in the account of
                              such Participants.  The ownership
                              interest of such beneficial owner
                              (or such participant) in such
                              Book-Entry Note will be recorded
                              through the records of such
                              Participants or through the
                              separate records of such
                              Participants and one or more
                              indirect participants in DTC.

    Transfers:                Transfers of a Book-Entry Note
                              will be accomplished by book
                              entries made by DTC and, in turn,
                              by Participants (and, in certain
                              cases, one or more indirect
                              participants in DTC) acting on
                              behalf of beneficial transferors
                              and transferees of such Note.

    Exchanges:                The Trustee may deliver to DTC
                              and the CUSIP Service Bureau at
                              any time a written notice of
                              consolidation (a copy of which
                              shall be attached to the
                              resulting Global Security
                              described below) specifying (i)
                              the CUSIP numbers of two or more
                              Outstanding Global Securities
                              that represent (A) Fixed Rate
                              Book-Entry Notes having the same
                              Terms and for which interest has
                              been paid to the same date or (B)
                              Floating Rate Book-Entry Notes
                              having the same Terms and for
                              which interest has been paid to
                              the same date, (ii) a date,
                              occurring at least thirty days
                              after such written notice is
                              delivered and at least thirty
                              days before the next Interest
                              Payment Date for such Book-Entry
                              Notes, on which such Global
                              Securities shall be exchanged for
                              a single replacement Global
                              Security and (iii) the single
                              CUSIP number, to be assigned to
                              such replacement Global Security
                              (which shall be the CUSIP number
                              previously assigned to the Global
                              Security with the earliest date
                              of issuance.  Upon receipt of
                              such a notice, DTC will send to
                              its participants (including the
                              Trustee) a written reorganization
                              notice to the effect that such
                              exchange will occur on such
                              date.  Prior to the specified
                              exchange date, the Trustee will
                              deliver to the CUSIP Service
                              Bureau a written notice setting
                              forth such exchange date and such
                              single CUSIP number and stating
                              that, as of such exchange date,
                              the CUSIP numbers of the
                              individual Global Securities not
                              assigned to the replacement
                              Global Security will no longer be
                              valid.  On the specified exchange
                              date, the Trustee will exchange
                              such  Global Securities for a
                              single Global Security bearing
                              the single CUSIP number and the
                              CUSIP numbers of the individual
                              Global Securities not assigned
                              will, in accordance with CUSIP
                              Service Bureau procedures, be
                              retired and not reassigned.
                              Notwithstanding the foregoing, if
                              the Global Securities to be
                              exchanged exceed $150,000,000 in
                              aggregate principal amount, one
                              Global Security will be
                              authenticated and issued to
                              represent each $150,000,000 of
                              principal amount of the exchanged
                              Global Securities and an
                              additional Global Security will
                              be authenticated and issued to
                              represent any remaining principal
                              amount of such Global Securities
                              (see "Denominations" below).

    Maturities:               Each Book-Entry Note will mature
                              on a date not less than nine
                              months nor more than thirty years
                              after the settlement date for
                              such Note.

    Denominations:            Book-Entry Notes will be issued
                              in principal amounts of $150,000
                              or any amount in excess thereof
                              which is an integral multiple of
                              $1,000.  Global Securities will
                              be denominated in principal
                              amounts not in excess of
                              $150,000,000.  If one or more
                              Book-Entry Notes having an
                              aggregate principal amount in
                              excess of $150,000,000 would, but
                              for the preceding sentence, be
                              represented by a single Global
                              Security, then one Global
                              Security will be authenticated
                              and issued to represent each
                              $150,000,000 principal amount of
                              such Book-Entry Note or Notes and
                              an additional Global Security
                              will be authenticated and issued
                              to represent any remaining
                              principal amount of such
                              Book-Entry Note or Notes.  In
                              such a case, each of the Global
                              Securities representing such
                              Book-Entry Note or Notes shall be
                              assigned the same CUSIP number.

    Interest:                 General.  Interest, if any, on
                              each Book-Entry Note will accrue
                              from the original issue date for
                              the first interest period or the
                              last date to which interest has
                              been paid, if any, for each
                              subsequent interest period, on
                              the Global Security representing
                              such Book-Entry Note, and will be
                              calculated and paid in the manner
                              described in such Book-Entry Note
                              and in the Prospectus (as defined
                              in the Distribution Agreement),
                              as supplemented by the applicable
                              Pricing Supplement.  Unless
                              otherwise specified therein, each
                              payment of interest on a
                              Book-Entry Note will include
                              interest accrued to but excluding
                              the Interest Payment Date or to
                              but excluding Maturity.  Interest
                              payable at the Maturity of a
                              Book-Entry Note will be payable
                              to the Person to whom the
                              principal of such Note is
                              payable.  Standard & Poor's
                              Corporation will use the
                              information received in the
                              pending deposit message described
                              under Settlement Procedure "C"
                              below in order to include the
                              amount of any interest payable
                              and certain other information
                              regarding the related Global
                              Security in the appropriate
                              (daily or weekly) bond report
                              published by Standard & Poor's
                              Corporation.

                              Regular Record Dates.  The
                              Regular Record Date with respect
                              to any Interest Payment Date for
                              Floating Rate Book-Entry Notes
                              shall be the date fifteen
                              calendar days immediately
                              preceding such Interest Payment
                              Date, and for Fixed Rate
                              Book-Entry Notes shall be the
                              April 15 or October 15 next
                              preceding such Interest Payment
                              Date, whether or not such date
                              shall be a Business Day.

                              Interest Payment Dates on Fixed
                              Rate Book-Entry Notes.   Interest
                              payments on Fixed Rate Book-Entry
                              Notes will be made semiannually
                              on May 1 and November 1 of each
                              year and at Maturity; provided,
                              however, that in the case of a
                              Fixed Rate Book-Entry Note issued
                              between a Regular Record Date and
                              an Interest Payment Date, or on
                              an Interest Payment Date, the
                              first interest payment will be
                              made on the Interest Payment Date
                              following the next succeeding
                              Regular Record Date.  If any
                              Interest Payment Date for a Fixed
                              Rate Book-Entry Note is not a
                              Business Day, the payment due on
                              such day shall be made on the
                              next succeeding Business Day and
                              no interest shall accrue on such
                              payment for the period from and
                              after such Interest Payment Date.

                              Interest Payment Dates on
                              Floating Rate Book-Entry Notes.
                              Interest payments will be made on
                              Floating Rate Book-Entry Notes
                              monthly, quarterly, semiannually
                              or annually.  Unless otherwise
                              agreed upon, interest will be
                              payable, in the case of Floating
                              Rate Book-Entry Notes with a
                              monthly Interest Payment Period,
                              on the third Wednesday of each
                              month; with a quarterly Interest
                              Payment Period, on the third
                              Wednesday of March, June,
                              September and December of each
                              year; with a semi-annual Interest
                              Payment Period, on the third
                              Wednesday of the two months
                              specified pursuant to Settlement
                              Procedure "A" below; and with an
                              annual Interest Payment Period,
                              on the third Wednesday of the
                              month specified pursuant to
                              Settlement Procedure "A" below;
                              provided, however, that if an
                              Interest Payment Date for a
                              Floating Rate Book-Entry Note
                              would otherwise be a day that is
                              not a Business Day with respect
                              to such Floating Rate Book-Entry
                              Note, such Interest Payment Date
                              will be the next succeeding
                              Business Day with respect to such
                              Floating Rate Book-Entry Note,
                              except that in the case of a
                              Floating Rate Book-Entry Note for
                              which the Base Rate is LIBOR, if
                              such Business Day is in the next
                              succeeding calendar month, such
                              Interest Payment Date will be the
                              immediately preceding Business
                              Day; and provided further, that,
                              in the case of a Floating Rate
                              Book-Entry Note issued between a
                              Regular Record Date and an
                              Interest Payment Dated or on an
                              Interest Payment Date, the first
                              interest payment will be made on
                              the Interest Payment Date
                              following the next succeeding
                              Regular Record Date.

                              Notice of Floating Rate Interest
                              Rates.  Promptly after each
                              Interest Determination Date for
                              Floating Rate Book-Entry Notes,
                              the Calculation Agent will notify
                              the Trustee and Standard & Poor's
                              Corporation of the interest rates
                              determined on such Interest
                              Determination Date.

    Calculation of
    Interest:                 Fixed Rate Book-Entry Notes.
                              Interest on Fixed Rate Book-Entry
                              Notes (including interest for
                              partial periods) will be
                              calculated on the basis of a
                              360-day year of twelve 30-day
                              months.

                              Floating Rate Book-Entry Notes.
                              Interest rates on Floating Rate
                              Book-Entry Notes will be
                              determined as set forth in the
                              form of Notes.  Interest on
                              Floating Rate Book-Entry Notes,
                              except as otherwise set forth
                              therein, will be calculated on
                              the basis of actual days elapsed
                              and a year of 360 days, except
                              that in the case of a Floating
                              Rate Book-Entry Note for which
                              the Base Rate is the Treasury
                              Rate, interest will be calculated
                              on the basis of the actual number
                              of days in the year.

    Payments of
    Principal and
    Interest:                 Payments of Interest Only.
                              Promptly after each Regular
                              Record Date, provided, with
                              respect to Floating Rate Notes,
                              that the Calculation Agent has
                              provided the Trustee with the
                              necessary information regarding
                              interest rates, the Trustee will
                              deliver to the Company and DTC a
                              written notice setting forth, by
                              CUSIP number, the amount of
                              interest to be paid on each
                              Global Security on the following
                              Interest Payment Date (other than
                              an Interest Payment Date
                              coinciding with Maturity) and the
                              total of such amounts.  DTC will
                              confirm the amount payable on
                              each Global Security on such
                              Interest Payment Date by
                              reference to the appropriate
                              (daily or weekly) bond reports
                              published by Standard & Poor's
                              Corporation.  The Company will
                              pay to the Trustee, as paying
                              agent, the total amount of
                              interest due on such Interest
                              Payment Date (other than at
                              Maturity), and the Trustee will
                              pay such amount to DTC, at the
                              times and in the manner set forth
                              below under "Manner of Payment".

                              Payments at Maturity.  On or
                              about the last Business Day of
                              each month, the Trustee will
                              deliver to the Company and DTC a
                              written list of principal and
                              interest to be paid on each
                              Global Security maturing (on a
                              Maturity or Redemption or
                              otherwise) in the following two
                              months.  The Trustee, the Company
                              and DTC will confirm the amounts
                              of such principal and interest
                              payments with respect to each
                              such Global Security on or about
                              the fifth Business Day preceding
                              the Maturity of such Global
                              Security.  On or before Maturity,
                              the Company will pay to the
                              Trustee, as paying agent, the
                              principal amount of such Global
                              Security, together with interest
                              due at such Maturity.  The
                              Trustee will pay such amount to
                              DTC at the times and in the
                              manner set forth below under
                              "Manner of Payment".  If any
                              Maturity of a Global Security
                              representing Book-Entry Notes is
                              not a Business Day, the payment
                              due on such day shall be made on
                              the next succeeding Business Day
                              and no interest shall accrue on
                              such payment for the period from
                              and after such Maturity.
                              Promptly after payment to DTC of
                              the principal and interest due at
                              Maturity of such Global Security,
                              the Trustee will cancel such
                              Global Security in accordance
                              with the applicable Indenture and
                              so advise the Company.  On the
                              first Business Day of each
                              month,  Trustee will deliver to
                              the Company a written statement
                              indicating the total principal
                              amount of Outstanding Global
                              Securities as of the immediately
                              preceding Business Day.

                              Manner of Payment.  The total
                              amount of any principal and
                              interest due on Global Securities
                              on any Interest Payment Date or
                              at Maturity shall be paid by the
                              Company to the Trustee in
                              immediately available funds no
                              later than 9:30 A.M. (New York
                              City time) on such date.  The
                              Company will make such payment on
                              such Global Securities by
                              instructing the Trustee to
                              withdraw funds from an account
                              maintained by the Company at
                              First Chicago or by wire transfer
                              of funds available for immediate
                              use to the Trustee.  The Company
                              will confirm any such
                              instructions in writing to the
                              Trustee.  Prior to 10 A.M. (New
                              York City time) on the date of
                              Maturity or as soon as possible
                              thereafter, the Trustee will pay
                              by separate wire transfer (using
                              Fedwire message entry
                              instructions in a form previously
                              specified by DTC) to an account
                              at the Federal Reserve Bank of
                              New York previously specified by
                              DTC, in funds available for
                              immediate use by DTC, each
                              payment of principal (together
                              with interest thereon) due on a
                              Global Security on such date.  On
                              each Interest Payment Date (other
                              than at Maturity), interest
                              payments shall be made to DTC, in
                              funds available for immediate use
                              by DTC, in accordance with
                              existing arrangements between the
                              Trustee and DTC.  On each such
                              date, DTC will pay, in accordance
                              with its SDFS operating
                              procedures then in effect, such
                              amounts in funds available for
                              immediate use to the respective
                              Participants in whose names the
                              Book-Entry Notes represented by
                              such Global Securities are
                              recorded in the book-entry system
                              maintained by DTC.  Neither the
                              Company (as issuer or as paying
                              agent) nor the Trustee shall have
                              any direct responsibility or
                              liability for the payment by DTC
                              to such Participants of the
                              principal of and interest on the
                              Book-Entry Notes.

                              Withholding Taxes.  The amount of
                              any taxes required under
                              applicable law to be withheld
                              from any interest payment on a
                              Book-Entry Note will be
                              determined and withheld by the
                              Participant, indirect participant
                              in DTC or other Person
                              responsible for forwarding
                              payments and materials directly
                              to the beneficial owner of such
                              Note.

    Procedure for Rate
    Setting and Posting:      The Company and the Agent will
                              discuss from time to time the
                              aggregate principal amount of,
                              the issuance price of, and the
                              interest rates to be borne by,
                              Book-Entry Notes that may be sold
                              as a result of the solicitation
                              of orders by the Agent.  If the
                              Company decides to set prices of,
                              and rates borne by, any
                              Book-Entry Notes in respect of
                              which the Agent is to solicit
                              orders (the setting of such
                              prices and rates to be referred
                              to herein as "posting") or if the
                              Company decides to change prices
                              or rates previously posted by it,
                              it will promptly advise the Agent
                              of the prices and rates to be
                              posted.

    Acceptance and
    Rejection of Orders:      Unless otherwise instructed by
                              the Company, the Agent will
                              advise the Company promptly by
                              telephone of all orders to
                              purchase Book-Entry Notes
                              received by the Agent, other than
                              those rejected by it in whole or
                              in part in the reasonable
                              exercise of its discretion.  The
                              Company has the right to accept
                              orders to purchase Book-Entry
                              Notes and may reject any such
                              orders in whole or in part.

    Preparation of
    Pricing Supplement:       If any order to purchase a
                              Book-Entry Note is accepted by or
                              on behalf of the Company, the
                              Company will prepare a pricing
                              supplement (a "Pricing
                              Supplement") reflecting the terms
                              of such Book-Entry Note and will
                              arrange to have ten copies
                              thereof filed with the Commission
                              in accordance with the applicable
                              paragraph of Rule 424(b) under
                              the Act and will supply at least
                              ten copies thereof (and
                              additional copies if requested)
                              to the Agent at the address set
                              forth on Schedule I hereto, to be
                              delivered by overnight courier or
                              telecopy to arrive no later than
                              11:00 a.m., New York City time,
                              on the Business Day following the
                              sale date.  The Agent will cause
                              a Prospectus and Pricing
                              Supplement to be delivered to the
                              purchaser of such Book-Entry Note.

                              In each instance that a Pricing
                              Supplement is prepared, the Agent
                              will affix the Pricing Supplement
                              to Prospectuses prior to their
                              use.  Outdated Pricing
                              Supplements (other than those
                              retained for files), will be
                              destroyed.

    Suspension of
    Solicitation;
    Amendment or
    Supplement:               The Company may instruct the
                              Agent to suspend at any time, for
                              any period of time or
                              permanently, the solicitation of
                              orders to purchase Book-Entry
                              Notes.  Upon receipt of such
                              instructions, the Agent will
                              forthwith suspend solicitation
                              until such time as the Company
                              has advised it that such
                              solicitation may be resumed.

                              In the event that at the time the
                              Company suspends solicitation of
                              purchases there shall be any
                              orders outstanding for
                              settlement, the Company will
                              promptly advise the Agent and
                              Trustee whether such orders may
                              be settled and whether copies of
                              the Prospectus as in effect at
                              the time of the suspension,
                              together with the appropriate
                              Pricing Supplement, may be
                              delivered in connection with the
                              settlement of such orders.  The
                              Company will have the sole
                              responsibility for such decision
                              and for any arrangements that may
                              be made in the event that the
                              Company determines that such
                              orders may not be settled or that
                              copies of such Prospectus may not
                              be so delivered.

                              If the Company decides to amend
                              or supplement the Registration
                              Statement (as defined in the
                              Distribution Agreement) or the
                              Prospectus, it will promptly
                              advise the Agent and furnish the
                              Agent with the proposed amendment
                              or supplement and with such
                              certificates and opinions as are
                              required, all to the extent
                              required by and in accordance
                              with the terms of the
                              Distribution Agreement.  Subject
                              to the provisions contained in
                              Sections 4(a) and 4(b) of the
                              Distribution Agreement, the
                              Company may file with the
                              Commission any such supplement to
                              the Prospectus relating to the
                              Notes.  The Company will provide
                              the Agent and the Trustee with
                              copies of any such supplement,
                              and confirm to the Agent that
                              such supplement has been filed
                              with the Commission pursuant to
                              the applicable paragraph of Rule
                              424(b).

    Procedures For
    Rate Changes:             When the Company has determined
                              to change the interest rates of
                              Book-Entry Notes being offered,
                              it will promptly advise the Agent
                              and the Agent will forthwith
                              suspend solicitation of orders.
                              The Agent will telephone the
                              Company with recommendations as
                              to the changed interest rates.
                              At such time as the Company has
                              advised the Agent of the new
                              interest rates, the Agent may
                              resume solicitation of orders.
                              Until such time only "indications
                              of interest" may be recorded.

    Delivery of
    Prospectus:               A copy of the Prospectus and a
                              Pricing Supplement relating to a
                              Book-Entry Note must accompany or
                              precede the earliest of any
                              written offer of such Book-Entry
                              Note, confirmation of the
                              purchase of such Book-Entry Note
                              and payment for such Book-Entry
                              Note by its purchaser.  If notice
                              of a change in the terms of the
                              Book-Entry Notes is received by
                              the Agent between the time an
                              order for a Book-Entry Note is
                              placed and the time written
                              confirmation thereof is sent by
                              the Agent to a customer or his
                              agent, such confirmation shall be
                              accompanied by a Prospectus and
                              Pricing Supplement setting forth
                              the terms in effect when the
                              order was placed.  Subject to
                              "Suspension of Solicitation;
                              Amendment or Supplement" above,
                              the Agent will deliver a
                              Prospectus and Pricing Supplement
                              as herein described with respect
                              to each Book-Entry Note sold by
                              it.  The Company will make such
                              delivery if such Book-Entry Note
                              is sold directly by the Company
                              to a purchaser.

    Confirmation:             For each order to purchase a
                              Book-Entry Note solicited by the
                              Agent and accepted by or on
                              behalf of the Company, the Agent
                              will issue a confirmation to the
                              purchaser, with a copy to the
                              Company, setting forth the
                              details set forth above and
                              delivery and payment instructions.

    Settlement:               The receipt by the Company of
                              immediately available funds in
                              payment for a Book-Entry Note and
                              the authentication and issuance
                              of the Global Security
                              representing such Book-Entry Note
                              shall constitute "settlement"
                              with respect to such Book-Entry
                              Note.  All orders accepted by the
                              Company will be settled on the
                              fifth Business Day following the
                              date of sale of such Book-Entry
                              Note pursuant to the timetable
                              for settlement set forth below
                              unless the Company and the
                              purchaser agree to settlement on
                              another day which shall be no
                              earlier than the Business Day
                              following the date of sale.

    Settlement
    Procedures:               Settlement Procedures with regard
                              to each Book-Entry Note sold by
                              the Company through the Agent
                              shall be as follows:

                              A.  The Agent will advise the
                                  Company by telephone of the
                                  following settlement
                                  information:

                                  1.  Rank (senior or
                                      subordinated).

                                  2.  Principal amount.

                                  3.  Maturity Date.

                                  4.  In the case of a Fixed
                                      Rate Book-Entry Note, the
                                      interest rate or, in the
                                      case of a Floating Rate
                                      Book-Entry Note, the Base
                                      Rate, initial interest
                                      rate (if known at such
                                      time), Index Maturity,
                                      Interest Reset Period,
                                      Interest Reset Dates,
                                      Interest Determination
                                      Dates, Spread and/or
                                      Spread Multiplier (if
                                      any), minimum interest
                                      rate (if any) and maximum
                                      interest rate (if any).

                                  5.  Interest Payment Dates
                                      and the Interest Payment
                                      Period.

                                  6.  Redemption or repayment
                                      provisions, if any.

                                  7.  Settlement date.

                                  8.  Price.

                                  9.  The Agent's DTC
                                      participant account
                                      number (which is 2517 as
                                      of the date hereof) and
                                      commission, determined as
                                      provided in Section 1 of
                                      the Distribution
                                      Agreement.

                                  10.  Whether such Book-Entry
                                       Note is issued at an
                                       original issue discount
                                       and, if so, the total
                                       amount of OID, the yield
                                       to maturity and the
                                       initial accrual period
                                       OID.

                              B.  The Company will assign a
                                  CUSIP number to the Global
                                  Security representing such
                                  Book-Entry Note and then
                                  advise the Trustee by
                                  telephone (confirmed in
                                  writing at any time on the
                                  same date) or electronic
                                  transmission of the
                                  information set forth in
                                  Settlement Procedure "A"
                                  above and such CUSIP number.
                                  The Company will also notify
                                  the Agent by telephone of
                                  such CUSIP number as soon as
                                  practicable.

                              C.  The Trustee will enter a
                                  pending deposit message
                                  through DTC's Participant
                                  Terminal System providing the
                                  settlement information to DTC
                                  specified in the Letter of
                                  Representations from the
                                  Company to DTC dated as of
                                  the date hereof.

                              D.  To the extent the Company has
                                  not already done so, the
                                  Company will deliver to the
                                  Trustee a Global Security in
                                  a form that has been approved
                                  by the Company, the Agent and
                                  the Trustee.

                              E.  The Trustee will complete
                                  such Global Security, stamp
                                  the appropriate legend, as
                                  instructed by DTC, if not
                                  already set forth thereon,
                                  and authenticate the Global
                                  Security representing such
                                  Book-Entry Note in accordance
                                  with the terms of the written
                                  order of the Company then in
                                  effect.

                              F.  DTC will credit such
                                  Book-Entry Note to the
                                  Trustee's participant account
                                  at DTC.

                              G.  Upon delivery of the pending
                                  deposit message referenced in
                                  "C" above, an SDFS deliver
                                  order through DTC's
                                  Participant Terminal System
                                  will be created instructing
                                  DTC to (i) debit such
                                  Book-Entry Note to the
                                  Trustee's participant account
                                  and credit such Book-Entry
                                  Note to the Agent's
                                  participant account and (ii)
                                  debit the Agent's settlement
                                  account and credit the
                                  Trustee's settlement account
                                  for an amount equal to the
                                  price of such Book-Entry Note
                                  less the Agent's commission.
                                  The entry of such a pending
                                  deposit message by First
                                  Chicago as Trustee shall
                                  constitute a representation
                                  and warranty by First Chicago
                                  to DTC that (i) the Global
                                  Security representing such
                                  Book-Entry Note has been
                                  issued and authenticated and
                                  (ii) First Chicago is holding
                                  such Global Security pursuant
                                  to the Medium-Term Note
                                  Certificate Agreement between
                                  First Chicago and DTC.

                              H.  The Agent will enter an SDFS
                                  deliver order through DTC's
                                  Participant Terminal System
                                  instructing DTC (i) to debit
                                  such Book-Entry Note to the
                                  Agent's participant account
                                  and credit such Book-Entry
                                  Note to the participant
                                  accounts of the Participants
                                  with respect to such
                                  Book-Entry Note and (ii) to
                                  debit the settlement accounts
                                  of such Participants and
                                  credit the settlement account
                                  of the Agent for an amount
                                  equal to the price of such
                                  Book-Entry Note.

                              I.  Transfers of funds in
                                  accordance with SDFS deliver
                                  orders described in
                                  Settlement Procedures "G" and
                                  "H" will be settled in
                                  accordance with SDFS
                                  operating procedures in
                                  effect on the settlement date.

                              J.  The Trustee will, upon
                                  receipt of funds from the
                                  Agent in accordance with
                                  Settlement Procedure "G",
                                  credit to an account of the
                                  Company maintained at First
                                  Chicago funds available for
                                  immediate use in the amount
                                  transferred to the Trustee in
                                  accordance with Settlement
                                  Procedure "G".  However, the
                                  Trustee shall not credit the
                                  account of the Company unless
                                  and until the Trustee has
                                  confirmed receipt of the
                                  funds in the appropriate
                                  amount transferred in
                                  accordance with Settlement
                                  Procedure "G".

                              K.  The Agent will confirm the
                                  purchase of such Book-Entry
                                  Note to the purchaser either
                                  by transmitting to the
                                  Participants with respect to
                                  such Book-Entry Note a
                                  confirmation order or orders
                                  through DTC's institutional
                                  delivery system or by mailing
                                  a written confirmation to
                                  such purchaser.

    Settlement
    Procedures
    Timetable:                For orders of Book-Entry Notes
                              solicited by any Agent and
                              accepted by the Company for
                              settlement on the Business Day
                              after the sale date, Settlement
                              Procedures "A" through "K" set
                              forth above shall be completed as
                              soon as possible, but not later
                              than the respective times (New
                              York City time) set forth below:

                              Settlement
                              Procedure        Time

                                  A       11:00 A.M. on the sale date
                                  B       12:00 Noon on the sale date
                                  C       2:00 P.M. on the sale date
                                  D       3:00 P.M. on the day before
                                          settlement
                                  E       9:00 A.M. on settlement date
                                  F       10:00 A.M. on settlement date
                                  G-H     2:00 P.M. on settlement date
                                  I       4:30 P.M. on settlement date
                                  J-K     5:00 P.M. on settlement date

                              If a sale is to be settled more
                              than one Business Day after the
                              sale date, Settlement Procedures
                              "A", "B" and "C" shall be
                              completed as soon as practicable
                              but no later than 11:00 A.M. and
                              12:00 Noon on the first Business
                              Day after the sale date and no
                              later than 2:00 P.M. on the
                              Business Day before the
                              settlement date, respectively.
                              If the initial interest rate for
                              a Floating Rate Book-Entry Note
                              has not been determined at the
                              time that Settlement Procedure
                              "A" is completed, Settlement
                              Procedures "B" and "C" shall be
                              completed as soon as such rate
                              has been determined but no later
                              than 12:00 Noon and 2:00 P.M.,
                              respectively, on the second
                              Business Day before the
                              settlement date.  Settlement
                              Procedure "I" is subject to
                              extension in accordance with any
                              extension of Fedwire closing
                              deadlines and in the other events
                              specified in SDFS operating
                              procedures in effect on the
                              settlement date.

                              If settlement of a Book-Entry
                              Note is rescheduled or canceled,
                              the Trustee will deliver to DTC,
                              through DTC's Participant
                              Terminal System, a cancellation
                              message to such effect by no
                              later than 2:00 P.M. on the
                              Business Day immediately
                              preceding the scheduled
                              settlement date.

    Failure to Settle:        If the Trustee has not entered an
                              SDFS deliver order with respect
                              to a Book-Entry Note pursuant to
                              Settlement Procedure "G", then,
                              upon written request (which may
                              be by telecopy) of the Company,
                              the Trustee shall deliver to DTC,
                              through DTC's Participant
                              Terminal System, as soon as
                              practicable, a withdrawal message
                              instructing DTC to debit such
                              Book-Entry Note to the Trustee's
                              participant account.  DTC will
                              process the withdrawal message,
                              provided that the Trustee's
                              participant account contains a
                              principal amount of the Global
                              Security representing such
                              Book-Entry Note that is at least
                              equal to the principal amount to
                              be debited.  If a withdrawal
                              message is processed with respect
                              to all the Book-Entry Notes
                              represented by a Global Security,
                              the Trustee will cancel such
                              Global Security in accordance
                              with the applicable Indenture and
                              so advise the Company, and will
                              make appropriate entries in its
                              records.  The CUSIP number
                              assigned to such Global Security
                              shall, in accordance with CUSIP
                              Service Bureau procedures, be
                              canceled and not immediately
                              reassigned.  If a withdrawal
                              message is processed with respect
                              to one or more, but not all, of
                              the Book-Entry Notes represented
                              by a Global Security, the Trustee
                              will exchange such Book-Entry
                              Note for two Global Securities,
                              one of which shall represent such
                              Book-Entry Notes and shall be
                              canceled immediately after
                              issuance and the other of which
                              shall represent the other
                              Book-Entry Notes previously
                              represented by the surrendered
                              Global Security and shall bear
                              the CUSIP number of the
                              surrendered Global Security.

                              If the purchase price for any
                              Book-Entry Note is not timely
                              paid to the Participants with
                              respect to such Note by the
                              beneficial purchaser thereof (or
                              a Person, including an indirect
                              participant in DTC, acting on
                              behalf of such purchaser), such
                              Participants and, in turn, the
                              Agent may enter SDFS deliver
                              orders through DTC's Participant
                              Terminal System debiting such
                              Note to the Agent's participant
                              account and crediting the Note
                              free to the participant account
                              of the Trustee and shall notify
                              the Trustee and the Company
                              thereof.  Thereafter, the Trustee
                              (i) will immediately notify the
                              Company thereof, once the Trustee
                              has confirmed that such Note has
                              been credited to its participant
                              account, and the Company shall
                              immediately transfer by Fedwire
                              (immediately available funds) to
                              the Agent an amount equal to the
                              price of such Note which was
                              previously credited to the
                              account of the Company maintained
                              at First Chicago or wire
                              transferred at the Company's
                              direction in accordance with
                              Settlement Procedure J and (ii)
                              the Trustee will deliver the
                              withdrawal message and take the
                              related actions described in the
                              preceding paragraph.  If such
                              failure shall have occurred for
                              any reason other than a default
                              by the Agent in the performance
                              of its obligations hereunder and
                              under the Distribution Agreement,
                              then the Company will reimburse
                              the Agent or the Trustee, as
                              applicable, on an equitable basis
                              for the loss of the use of the
                              funds during the period when they
                              were credited to the account of
                              the Company.

                              Notwithstanding the foregoing,
                              upon any failure to settle with
                              respect to a Book-Entry Note, DTC
                              may take any actions in
                              accordance with its SDFS
                              operating procedures then in
                              effect.  In the event of a
                              failure to settle with respect to
                              one or more, but not all, of the
                              Book-Entry Notes to have been
                              represented by a Global Security,
                              the Trustee will provide, in
                              accordance with Settlement
                              Procedure "E", for the
                              authentication and issuance of a
                              Global Security representing the
                              other Book-Entry Notes to have
                              been represented by such Global
                              Security and will make
                              appropriate entries in its
                              records.

    Trustee and First Chicago
    Not to Risk Funds:        Nothing herein shall be deemed to
                              require the Trustee or First
                              Chicago to risk or expend its own
                              funds in connection with any
                              payment to the Company, DTC, the
                              Agent or the purchaser, it being
                              understood by all parties that
                              payments made by the Trustee or
                              First Chicago to the Company,
                              DTC, the Agent or the purchaser
                              shall be made only to the extent
                              that funds are provided to the
                              Trustee or First Chicago for such
                              purpose.

    Authenticity of
    Signatures:               The Company will cause the
                              Trustee to furnish the Agent from
                              time to time with the specimen
                              signatures of each of the
                              Trustee's officers, employees or
                              agent who has been authorized by
                              the Trustee to authenticate
                              Book-Entry Notes, but the Agent
                              will have no obligation or
                              liability to the Company or the
                              Trustee in respect of the
                              authenticity of the signature of
                              any officer, employee or agent of
                              the Company or the Trustee on any
                              Book-Entry Note.

    Payment of
    Expenses:                 The Agent shall forward to the
                              Company, on a monthly basis, a
                              statement of the out-of-pocket
                              expenses incurred by the Agent
                              during that month that are
                              reimbursable to it pursuant to
                              the terms of the Distribution
                              Agreement.  The Company will
                              remit payment to the Agent
                              currently on a monthly basis.

    Periodic Statements
    from the Trustee:         Periodically, upon written
                              request, the Trustee will send to
                              the Company a statement setting
                              forth the principal amount of
                              Book-Entry Notes Outstanding as
                              of that date and setting forth a
                              brief description of any sales of
                              Book-Entry Notes which the
                              Company has advised the Trustee
                              but which have not yet been
                              settled.

                            PART II

      Administrative Procedures for Certificated Notes

    The Trustee will serve as registrar and transfer agent and authenticating and paying agent in connection with the Certificated Notes.

    Issuance:                 Each Certificated Note will be
                              dated and issued as of the date
                              of its authentication by the
                              Trustee.  Each Certificated Note
                              will bear an Original Issue Date,
                              which will be (i) with respect to
                              an original Certificated Note (or
                              any portion thereof), its
                              original issuance date (which
                              will be the settlement date) and
                              (ii) with respect to any
                              Certificated Note (or portion
                              thereof) issued subsequently upon
                              transfer or exchange of a
                              certificated Note or in lieu of a
                              destroyed, lost or stolen
                              Certificated Note, the Original
                              Issue Date of the predecessor
                              Certificated Note, regardless of
                              the date of authentication of
                              such subsequently issued
                              Certificated Note.

    Registration:             Certificated Notes will be issued
                              only in fully registered form
                              without coupons.

    Transfers and             A Certificated Note may be
    Exchanges:                presented for transfer or
                              exchange at the office of the
                              Trustee at 14 Wall Street (8th
                              Floor), New York, N.Y. 10005,
                              Attention: Corporate Trust
                              Services.  Certificated Notes
                              will be exchangeable for other
                              Certificated Notes having
                              identical terms but different
                              authorized denominations without
                              service charge. Certificated
                              Notes will not be exchangeable
                              for Book-Entry Notes.

    Maturities:               Each Certificated Note will
                              mature on a date not less than
                              nine months nor more than thirty
                              years after the settlement date
                              for such Note.

    Denominations:            The denomination of any
                              Certificated Note denominated in
                              U.S. dollars will be a minimum of
                              $100,000 or any amount in excess
                              thereof that is an integral
                              multiple of $1,000.  The
                              authorized denominations of
                              Certificated Notes denominated in
                              any other currency will be
                              specified pursuant to "Settlement
                              Procedures" below.

    Interest:                 General.  Interest, if any, on
                              each Certificated Note will
                              accrue from the original issue
                              date for the first interest
                              period or the last date to which
                              interest has been paid, if any,
                              for each subsequent interest
                              period, and will be calculated
                              and paid in the manner described
                              in such Note and in the
                              Prospectus, as supplemented by
                              the applicable Pricing
                              Supplement.  Unless otherwise
                              specified therein, each payment
                              of interest on a Certificated
                              Note will include interest
                              accrued to but excluding the
                              Interest Payment Date or to but
                              excluding Maturity.

                              Regular Record Dates.  The
                              Regular Record Dates with respect
                              to any Interest Payment Date for
                              Floating Rate certificated Notes
                              shall be the date fifteen
                              calendar days immediately
                              preceding such interest Payment
                              Date, and for Fixed Rate
                              Certificated Notes shall be the
                              April 15 or October 15 next
                              preceding such Interest Payment
                              Date, whether or not such date
                              shall be a Business Day.

                              Fixed Rate Certificated Notes.
                              Unless otherwise specified
                              pursuant to Settlement Procedure
                              "A" below, interest payments on
                              Fixed Rate Certificated Notes
                              will be made semiannually on May
                              and November 1 of each year and
                              at Maturity; provided, however,
                              that in the case of a Fixed Rate
                              Certificated Note issued between
                              a Regular Record Date and an
                              Interest Payment Date, or on an
                              Interest Payment Date, the first
                              interest payment will be made on
                              the Interest Payment Date
                              following the next succeeding
                              Regular Record Date.  If any
                              Interest Payment Date for or the
                              Maturity of a Fixed Rate
                              Certificated Note is not a
                              Business Day, the payment due on
                              such day shall be made on the
                              next succeeding Business Day and
                              no interest shall accrue on such
                              payment for the period from and
                              after such Interest Payment Date
                              or Maturity, as the case may be.

                              Floating Rate Certificated
                              Notes.  Interest payments will be
                              made on Floating Rate
                              Certificated Notes monthly,
                              quarterly, semi-annually or
                              annually. Interest will be
                              payable, in the case of Floating
                              Rate Certificated Notes with a
                              monthly Interest Payment Period,
                              on the third Wednesday of each
                              month; with a quarterly interest
                              Payment Period, on the third
                              Wednesday of March, June,
                              September and December of each
                              year; with a semi-annual Interest
                              Payment Period, on the third
                              Wednesday of the two months
                              specified pursuant to Settlement
                              Procedure "A" below; and with an
                              annual Interest Payment Period,
                              on the third Wednesday of the
                              month specified pursuant to
                              Settlement Procedure "A" below;
                              provided, however, that if an
                              Interest Payment Date for a
                              Floating Rate Certificated Note
                              would otherwise be a day that is
                              not a Business Day with respect
                              to such Floating Rate
                              Certificated Note, such Interest
                              Payment Date will be the next
                              succeeding Business Day with
                              respect to such Floating Rate
                              Certificated Note, except in the
                              case of a Floating Rate
                              Certificated Note for which the
                              Base Rate is LIBOR, if such
                              Business Day is in the next
                              succeeding calendar month, such
                              Interest Payment Date will be the
                              immediately preceding Business
                              Day; and provided further, that
                              in the case of a Floating Rate
                              Certificated Note issued between
                              a Regular Record Date and an
                              Interest Payment Date or on an
                              Interest Payment Date, the first
                              interest payment will be made on
                              the Interest Payment Date
                              following the next succeeding
                              Regular Record Date.


    Calculation of            Fixed Rate Certificated Note.
    Interest:                 Interest on Fixed Rate
                              Certificated Notes (including
                              interest for partial periods)
                              will be calculated on the basis
                              of a 360-day year of twelve
                              30-day months.

                              Floating Rate Certificated
                              Notes.  Interest rates on
                              Floating Rate Certificated Notes
                              will be determined as set forth
                              in the form of Notes.  Interest
                              on Floating Rate Certificated
                              Notes, except as otherwise set
                              forth therein, will be calculated
                              on the basis of actual days
                              elapsed and a year of 360 days,
                              except that in the case of a
                              Floating Rate Certificated Note
                              for which the Base Rate is
                              Treasury Rate, interest will be
                              calculated on the basis of the
                              actual number of days in the year.

    Payments of               On or before the due date for any
    Principal and             payment of principal or interest
    Interest:                 on each Certificated Note, the
                              Company will pay to the Trustee,
                              as paying agent, the amount of
                              principal and/or interest then
                              due.  The Trustee will pay the
                              principal amount of each
                              Certificated Note at Maturity
                              upon presentation of such
                              Certificated Note to the
                              Trustee.  Such payment, together
                              with payment of interest due at
                              Maturity of such Certificated
                              Note, will be made in funds
                              available for immediate use by
                              the Trustee and in turn by the
                              Holder of such Certificated
                              Note.  Certificated Notes
                              presented to the Trustee at
                              Maturity for payment will be
                              canceled by the Trustee in
                              accordance with the applicable
                              Indenture.  All interest payments
                              on a Certificated Note (other
                              than interest due at Maturity)
                              will be made by check drawn on
                              the Trustee or another Person
                              appointed by the Trustee mailed
                              by the Trustee to the Person
                              entitled thereto as provided in
                              such Note and the applicable
                              Indenture; provided, however,
                              that the holder of $10,000,000
                              (or the equivalent thereof in
                              other currencies) or more of
                              Certificated Notes with similar
                              tenor and terms will be entitled
                              to receive payment by wire
                              transfer in U.S. dollars upon
                              receipt of written instructions
                              by the Trustee. Following each
                              Regular Record Date and Special
                              Record Date, the Trustee will
                              furnish the Company with a list
                              of interest payments to be made
                              on the following Interest Payment
                              Date for each group of
                              Certificated Notes bearing
                              interest at a particular rate and
                              in total for all Certificated
                              Notes.  Interest at Maturity will
                              be payable to the Person to whom
                              the payment of principal is
                              payable.  The Trustee will
                              provide, on or about the last
                              Business Day of each month, to
                              the Company lists of principal
                              and interest, to the extent
                              ascertainable, to be paid on
                              Certificated Notes maturing (on a
                              Maturity or Redemption Date or
                              otherwise) in the next two months.

                              First Chicago will be responsible
                              for withholding taxes on interest
                              paid on Certificated Notes as
                              required by applicable law.

    Procedure for Rate        The Company and the Agent will
    Setting and               discuss from time to time the
    Posting:                  aggregate principal amount of,
                              the issuance price of, and the
                              interest rates to be borne by,
                              Notes that may be sold as a
                              result of the solicitation of
                              orders by the Agent.  If the
                              Company decides to set prices of,
                              and rates borne by, any Notes in
                              respect of which the Agent is to
                              solicit orders (the setting of
                              such prices and rates to be
                              referred to herein as "posting")
                              or if the Company decides to
                              change prices or rates previously
                              posted by it, it will promptly
                              advise the Agent of the prices
                              and rates to be posted.

    Acceptance and            Unless otherwise instructed by
    Rejection of orders:      the Company, the Agent will
                              advise the Company promptly by
                              telephone of all orders to
                              purchase Certificated Notes
                              received by the Agent, other than
                              those rejected by it in whole or
                              in part in the reasonable
                              exercise of its discretion.
                              Unless otherwise agreed by the
                              Company and the Agent, the
                              Company has the sole right to
                              accept orders to purchase
                              Certificated Notes and may reject
                              any such orders in whole or in
                              part.

    Preparation of            If any order to purchase a
    Pricing                   Certificated Note is accepted by
    Supplement:               or on behalf of the Company, the
                              Company will prepare a Pricing
                              Supplement reflecting the terms
                              of such Certificated Note and
                              will arrange to have ten copies
                              thereof filed with the Commission
                              in accordance with the applicable
                              paragraph of Rule 424(b) under
                              the Act and will supply at least
                              ten copies thereof (and
                              additional copies if requested)
                              to the Presenting Agent at the
                              address set forth on Schedule I
                              hereto, to be delivered by
                              overnight courier or telecopy to
                              arrive no later than 11:00 a.m.,
                              New York City time, on the
                              Business Day following the sale
                              date.  The Presenting Agent will
                              cause a Prospectus and Pricing
                              Supplement to be delivered to the
                              purchaser of such Certificated
                              Note.

                              In each instance that a Pricing
                              Supplement is prepared, the
                              Presenting Agent will affix the
                              Pricing Supplement to
                              Prospectuses prior to their use.
                              Outdated Pricing Supplements
                              (other than those retained for
                              files), will be destroyed.

    Suspension of             Subject to the Company's
    Solicitation;             representations, warranties and
    Amendment or              covenants contained in the
    Supplement:               Distribution Agreement, the
                              Company may instruct the Agent to
                              suspend at any time for any
                              period of time or permanently,
                              the solicitation of orders to
                              purchase Certificated Notes.
                              Upon receipt of such
                              instructions, the Agent will
                              forthwith suspend solicitation
                              until such time as the Company
                              has advised them that such
                              solicitation may be resumed.

                              In the event that at the time the
                              Company suspends solicitation of
                              purchases there shall be any
                              orders outstanding for
                              settlement, the Company will
                              promptly advise the Agent and the
                              Trustee whether such orders may
                              be settled and whether copies of
                              the Prospectus as in effect at
                              the time of the suspension,
                              together with the appropriate
                              Pricing Supplement, may be
                              delivered in connection with the
                              settlement of such orders.  The
                              Company will have the sole
                              responsibility for such decision
                              and for any arrangements that may
                              be made in the event that the
                              Company determines that such
                              orders may not be settled or that
                              copies of such Prospectus may not
                              be so delivered.

                              If the Company decides to amend
                              or supplement the Registration
                              Statement or the Prospectus, it
                              will promptly advise the Agent
                              and furnish the Agent with the
                              proposed amendment or supplement
                              and with such certificates and
                              opinions as are required, all to
                              the extent required by and in
                              accordance with the terms of the
                              Distribution Agreement.  Subject
                              to the provisions of the
                              Distribution Agreement, the
                              Company may file with the
                              Commission any supplement to the
                              Prospectus relating to the
                              Notes.  The Company will provide
                              the Agent and the Trustee with
                              copies of any such supplement,
                              and confirm to the Agent that
                              such supplement has been filed
                              with the Commission pursuant to
                              the applicable paragraph of Rule
                              424(b).

    Procedure for             When the Company has determined
     Rate Change:              to change the interest rates of
                              Certificated Notes being offered,
                              it will promptly advise the Agent
                              and the Agent will forthwith
                              suspend solicitation of orders.
                              The Agent will telephone the
                              Company with recommendations as
                              to the changed interest rates. At
                              such time as the Company has
                              advised the Agent of the new
                              interest rates, the Agent may
                              resume solicitation of orders.
                              Until such time only "indications
                              of interest" may be recorded.

    Delivery of               A copy of the Prospectus and a
     Prospectus:               Pricing Supplement relating to a
                              Certificated Note must accompany
                              or precede the earliest of any
                              written offer of such
                              Certificated Note, confirmation
                              of the purchase of such
                              Certificated Note and payment for
                              such Certificated Note by its
                              purchaser.  If notice of a change
                              in the terms of the Certificated
                              Notes is received by the Agent
                              between the time an order for a
                              Certificated Note is placed and
                              the time written confirmation
                              thereof is sent by the Presenting
                              Agent to a customer or his agent,
                              such confirmation shall be
                              accompanied by a Prospectus and
                              Pricing Supplement setting forth
                              the terms in effect when the
                              order was placed.  Subject to
                              "Suspension of Solicitation;
                              Amendment or Supplement" above,
                              the Presenting Agent will deliver
                              a Prospectus and Pricing
                              Supplement as herein described
                              with respect to each Certificated
                              Note sold by it.  The Company
                              will make such delivery if such
                              Certificated Note is sold
                              directly by the Company to a
                              purchaser (other than the Agent).

    Confirmation:             For each order to purchase a
                              Certificated Note solicited by
                              the Agent and accepted by or on
                              behalf of the Company, the
                              Presenting Agent will issue a
                              confirmation to the purchaser,
                              with a copy to the Company,
                              setting forth the details set
                              forth above and delivery and
                              payment instructions.

    Settlement:               The receipt by the Company of
                              immediately available funds in
                              exchange for an authenticated
                              Certificated Note delivered to
                              the Presenting Agent and the
                              Presenting Agent's delivery of
                              such Certificated Note against
                              receipt of immediately available
                              funds shall, with respect to such
                              Certificated Note, constitute
                              "settlement".  All orders
                              accepted by the Company will be
                              settled on the fifth Business Day
                              following the date of sale
                              pursuant to the timetable for
                              settlement set forth below,
                              unless the Company and the
                              purchaser agree to settlement on
                              another day which shall be no
                              earlier than the next Business
                              Day following the date of sale.

    Settlement                Settlement Procedures with regard
    Procedures:               to each Certificated Note sold by
                              the Company through the Agent, as
                              agent, shall be as follows:

                              A.  The Presenting Agent will
                                  advise the Company by
                                  telephone of the following
                                  settlement information:

                                  1. Name in which such
                                     Certificated Note is to be
                                     registered ("Registered
                                     Owner").

                                  2. Address of the Registered
                                     Owner and address for
                                     payment of principal and
                                     interest.

                                  3. Taxpayer identification
                                     number of the Registered
                                     Owner (if available).

                                  4. Rank (senior or
                                     subordinated).

                                  5. Principal amount.

                                  6. Maturity Date.

                                  7. In the case of a Fixed
                                     Rate Certificated Note,
                                     the interest rate or, in
                                     the case of a Floating
                                     Rate Certificated Note,
                                     the initial interest rate
                                     (if known at such time),
                                     Base Rate, Index Maturity,
                                     Interest Reset Period,
                                     Interest Determination
                                     Dates, Interest Reset
                                     Dates, Spread (and/or)
                                     Spread Multiplier (if
                                     any), minimum interest
                                     rate (if any) and maximum
                                     interest rate (if any).

                                  8. Interest Payment Dates and
                                     the Interest Payment
                                     Period.

                                  9. Specified Currency and
                                     whether the option to
                                     elect payment in a
                                     Specified Currency applies
                                     and if the Specified
                                     Currency is not U.S.
                                     dollars, the authorized
                                     denominations.

                                10.  Redemption or repayment
                                     provisions, if any.

                                11.  Settlement date.

                                12.  Price (including currency).

                                13.  Presenting Agent's
                                     commission, determined as
                                     provided in Section 2 of
                                     the Distribution Agreement.

                                14.  Whether such Certificated
                                     Note is issued at an
                                     original issue discount,
                                     and, if so, the total
                                     amount of OID, the yield
                                     to maturity and the
                                     initial accrual period OID.

                              B.  The Company will advise the
                                  Trustee by telephone
                                  (confirmed in writing at any
                                  time on the sale date) or
                                  electronic transmission of
                                  the information set forth in
                                  Settlement Procedure "A"
                                  above and the name of the
                                  Presenting Agent.

                              C.  The Company will deliver to
                                  the Trustee an original
                                  Certificated Note with
                                  customer confirmation in
                                  triplicate in forms that have
                                  been approved by Company, the
                                  Agent and the Trustee.

                              D.  The Trustee will complete
                                  such Certificated Note and
                                  will authenticate such
                                  Certificated Note and deliver
                                  it (with the confirmation)
                                  and two copies thereof
                                  (clearly marked as such) to
                                  the Presenting Agent, and the
                                  Presenting Agent will
                                  acknowledge receipt of the
                                  Note by stamping or otherwise
                                  marking the first copy and
                                  returning it to the Trustee.
                                  Such delivery will be made
                                  only against such
                                  acknowledgment of receipt.
                                  In the event that the
                                  instructions given by the
                                  Presenting Agent for payment
                                  to the account of the Company
                                  are revoked, the Company will
                                  as promptly as possible wire
                                  transfer to the account of
                                  the Presenting Agent an
                                  amount of immediately
                                  available funds equal to the
                                  amount of such payment made.

                              E.  The Presenting Agent will
                                  deliver such Certificated
                                  Note (with the confirmation)
                                  to the customer against
                                  payment in immediately
                                  payable funds.  The
                                  Presenting Agent will obtain
                                  the acknowledgement of
                                  receipt of such Certificated
                                  Note by retaining the second
                                  copy thereof.

                              F.  The Trustee will send a third
                                  copy of the Certificated Note
                                  (clearly marked as such) to
                                  the Company by first-class
                                  mail.

    Settlement                For orders of Certificated Notes
    Procedures                solicited by the Agent, as agent,
    Timetable:                and accepted by the Company,
                              Settlement Procedures "A" through
                              "F" set forth above shall be
                              completed on or before the
                              respective times (New York City
                              time) set forth below:

                              Settlement
                              Procedure        Time

                                  A       2:00 P.M. on the day before
                                          settlement
                                  B-C     3:00 P.M. on the day before
                                          settlement
                                  D       2:15 P.M. on settlement date
                                  E       3:00 P.M. on settlement date
                                  F       5:00 P.M. on settlement date

    Failure to                If a purchaser fails to accept
    Settle:                   delivery of and make payment for
                              any Certificated Note, the
                              Presenting Agent will notify the
                              Company and the Trustee by
                              telephone and return such
                              Certificated Note to the
                              Trustee.  Upon receipt of such
                              notice, the Company will
                              immediately wire transfer to the
                              account of the Presenting Agent
                              an amount equal to the amount
                              previously credited to the
                              account of Company in respect of
                              such Certificated Note.  Such
                              wire transfer will be made on the
                              settlement date, if possible, and
                              in any event not later than the
                              Business Day following the
                              settlement date.  If the failure
                              shall have occurred for any
                              reason other than a default by
                              the Presenting Agent in the
                              performance of its obligations
                              hereunder and under the
                              Distribution Agreement, then the
                              Company will reimburse the
                              Presenting Agent on an equitable
                              basis for its loss of the use of
                              the funds during the period when
                              they were credited to the account
                              of the Company.  Immediately upon
                              receipt of the Certificated Note
                              in respect of which such failure
                              occurred, the Trustee will cancel
                              such Certificated Note in
                              accordance with the applicable
                              indenture and so advise the
                              Company and will make appropriate
                              entries in its records.


    Trustee Not to Risk       Nothing herein shall be deemed to
    Funds:                    require the Trustee or First
                              Chicago to risk or expend its own
                              funds in connection with any
                              payment to the Company, the Agent
                              or the purchaser, it being
                              understood by all parties that
                              payments made by the Trustee to
                              the Company, the Agent or the
                              purchaser shall be made only to
                              the extent that funds are
                              provided to the Trustee for such
                              purpose.

    Authenticity of           The Company will cause the
    Signatures:               Trustee to furnish the Agent from
                              time to time with the specimen
                              signatures of each of the
                              Trustee's officers, employees or
                              agent who has been authorized by
                              the Trustee to authenticate
                              Certificated Notes, but the Agent
                              will have no obligation or
                              liability to the Company or the
                              Trustee in respect of the
                              authenticity of the signature of
                              any officer, employee or agent of
                              the Company or the Trustee on any
                              Certificated Note.

    Payment of                The Agent shall forward to the
    Expenses:                 Company, on a monthly basis, a
                              statement of the out-of-pocket
                              expenses incurred by the Agent
                              during that month that are
                              reimbursable to it pursuant to
                              the terms of the Distribution
                              Agreement.  The Company will
                              remit payment to the Agent
                              currently on a monthly basis.

    Advertising Costs:        The Company will determine with
                              the Agent the amount of
                              advertising that may be
                              appropriate in soliciting orders
                              to purchase the Certificated
                              Notes. Advertising expenses will
                              be paid by the Company.

    Periodic Statements       Periodically, upon written
    from the Trustee:         request, the Trustee will send to
                              the Company a statement setting
                              forth the principal amount of
                              Certificated Notes Outstanding as
                              of that date and setting forth a
                              brief description of any sales of
                              Certificated Notes of which the
                              Company has advised the Trustee
                              but which have not yet been
                              settled.

                                                      EXHIBIT B


                  FLEET FINANCIAL GROUP, INC.

         Administrative Procedures for Placement of
     Senior Medium-Term Notes, Series H and Subordinated
           Medium-Term Notes, Series I by Fleet Bank of Massachusetts, National Association


    Senior Medium-Term Notes, Series H (the "Senior Notes") and Subordinated Medium-Term Notes, Series I (the "Subordinated Notes" and together with the Senior Notes, (collectively, the "Notes") are to be offered on a continuing basis by Fleet Financial Group, Inc. Fleet Bank of Massachusetts, National Association (the "Agent") will act as the Company's agent for placement of the Notes. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agent dated November 28, 1994 (the "Distribution Agreement"). The Senior Notes will rank equally with all other unsecured and unsubordinated debt of the Company. The Subordinated Notes will be subordinate and junior in right of payment to all Senior Indebtedness and Other Financial Obligations of the Company, to the extent and in the manner set forth in the Subordinated Indenture. The Notes have been registered with the Securities and Exchange Commission.

    Administrative procedures for placement of the Notes (both fixed and floating rate) and specific restrictions on the activities of the Agent are explained below:

Solicitation of Purchasers:  The Agent will solicit large
                             financial and non-financial
                             institutions only.

                             The Agent will neither solicit
                             offers from, nor place Notes with,
                             any individuals.

Advertisement of the Notes:  The Agent will solicit potential purchasers by contacting each
                             potential purchaser separately.
                             The Agent will make no general
                             solicitation or advertisement to
                             the public with respect to
                             placement of the Notes, including
                             no "tombstone" advertisement.

Personnel:                   All sales activity regarding the
                             Notes will be handled by the
                             Agent's Consolidated Bank Funding
                             Desk which will be physically
                             separate from the retail,
                             deposit-taking function of the
                             Agent.

Delivery of Prospectus:      The Agent shall, for each Note
                             order received by it, deliver a
                             copy of the Prospectus as most
                             recently amended or supplemented
                             with the earlier of the delivery
                             of the confirmation of sale or
                             delivery of the Note to a
                             purchaser or such purchaser's
                             agent.

Necessary Caveat:            The Agent will advise all
                             purchasers of the Notes, in
                             writing, that the Notes are
                             neither obligations of the Agent
                             nor insured by the Federal Deposit
                             Insurance Corporation.

Agent not to act as          The Agent will take no ownership
principal or guarantor;      or security interest in the Notes
other restrictions:          it places, will not purchase for
                             resale or repurchase the Notes for
                             its own account or inventory the
                             Notes overnight.  The Agent will
                             not make loans on, or
                             collateralize loans with, the
                             Notes it places, or purchase the
                             Notes for any account that it
                             manages, advises, or for which it
                             serves as trustee.

                             The Agent will not assume the
                             liability of a maker or endorser
                             of the Notes, nor will the Agent
                             enter into any other arrangement
                             under which it will assume the
                             risk of a change in value of the
                             Notes.  The Agent will not
                             guarantee payment of the Notes,
                             agree to repurchase the Notes, or
                             back the Notes with a letter of
                             credit or otherwise.

Compliance with Blue         So long as its activities comport
Sky Laws:                    with all other items of this
                             Exhibit B, the Agent may place the
                             Notes with institutional buyers in
                             all jurisdictions of the United
                             States except Florida, Hawaii,
                             Iowa, Minnesota, New Mexico, North
                             Dakota, Ohio, Pennsylvania, Rhode
                             Island, South Dakota, Tennessee,
                             Texas and Wisconsin.

                             In Florida, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may place the Notes with any bank,
                             trust company, savings
                             institution, insurance company,
                             dealer, investment company as
                             defined by the Investment Company
                             Act of 1940, or pension or profit
                             sharing trust or qualified
                             institutional buyer as defined by
                             the rule of the department in
                             accordance with Securities and
                             Exchange Commission Rule 144 A,
                             whether any such entity is acting
                             in its individual or fiduciary
                             capacity.

                             In Hawaii, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may, if the Agent has no place of
                             business in Hawaii, place the
                             Notes with any dealer, bank,
                             savings institution, trust
                             company, insurance company,
                             investment company, as defined in
                             the Investment Company Act of
                             1940, pension or profit-sharing
                             trust, or other financial or
                             institutional buyer whether acting
                             for themselves or as trustees.

                             In Iowa, so long as its activities
                             comport with all other items of
                             this Exhibit B, the Agent may
                             place the Notes with any bank,
                             savings and loan association,
                             credit union, trust company,
                             insurance company, investment
                             company, as defined in the
                             Investment Company Act of 1940,
                             pension or profit sharing trust or
                             other financial institution or
                             institutional buyer, or to a
                             broker-dealer, whether the
                             purchaser is acting for itself or
                             in a fiduciary capacity.

                             In Minnesota, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may place the Notes with any bank,
                             savings institution, trust
                             company, insurance company,
                             investment company, as defined in
                             the Investment Company Act of
                             1940, pension or profit sharing
                             trusts, or other financial
                             institutions or institutional
                             buyers, or to broker-dealers,
                             whether the purchaser is acting
                             for itself or in some fiduciary
                             capacity.

                             The Agent may not place the Notes
                             in New Mexico unless it is either
                             registered as a broker-dealer
                             under the New Mexico Securities
                             Act of 1986 or under the
                             Securities Exchange Act of 1934
                             and the Notes are placed
                             exclusively with other
                             broker-dealers licensed or exempt
                             under the New Mexico Securities
                             Act of 1986 or financial or
                             institutional investors.

                             In North Dakota, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may place the Notes with any bank,
                             savings institution, trust
                             company, insurance company,
                             investment company as defined in
                             the Investment Company Act of
                             1940, pension or profit-sharing
                             trust, or other financial
                             institution or institutional
                             buyer, or to a dealer.

                             In Ohio, so long as its activities
                             comport with all other items of
                             this Exhibit B, the Agent may
                             place the Notes with a dealer or
                             institutional investor.

                             In Pennsylvania, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may, if the Agent has no place of
                             business in Pennsylvania, place
                             the Notes with a dealer or
                             institutional investor.

                             In Rhode Island, so long as its
                             activities comport with all other
                             items of this Exhibit B, and the
                             Agent is registered or not
                             required to be registered under
                             the Securities Exchange Act of
                             1934 and has no place of business
                             in Rhode Island, the Agent may
                             place the Notes with other
                             broker-dealers licensed or exempt
                             under Rhode Island law, a
                             depository institution, insurance
                             companies, or investment
                             companies, as defined by the
                             Investment Company Act of 1940,
                             whether the purchaser is acting
                             for itself or in a fiduciary
                             capacity.

                             In South Dakota, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may place the Notes with other
                             broker-dealers, banks, savings
                             institutions, trust companies,
                             insurance companies, investment
                             companies, as defined in the
                             Investment Company Act of 1940,
                             pension or profit sharing, trust,
                             or other financial institution or
                             institutional buyers, whether
                             acting for themselves or as
                             trustee.

                             In Tennessee, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may place the Notes with an
                             institutional investor.

                             In Texas, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may place the Notes with any bank,
                             trust company, building and loan
                             association, insurance company,
                             surety or guaranty company,
                             savings institution, investment
                             company as defined in the
                             Investment Company Act of 1940,
                             small business investment company
                             as defined in the Small Business
                             Investment Act of 1958, as
                             amended, or with any registered
                             dealer actually engaged in buying
                             and selling securities.

                             In Wisconsin, so long as its
                             activities comport with all other
                             items of this Exhibit B, the Agent
                             may place the Notes with any bank,
                             savings institution, savings bank,
                             credit union, trust company,
                             insurer, broker-dealer, investment
                             adviser or savings and loan
                             association if the purchaser or
                             prospective purchaser is acting
                             for itself or as trustee with
                             investment control; any investment
                             company as defined in the
                             Investment Company Act of 1940 or,
                             with certain exceptions, a pension
                             or profit-sharing trust; the state
                             or federal government or any of
                             its agencies or instrumentalities;
                             any financial institution or
                             institutional investor designated
                             by rule or order of the
                             Commissioner.